                       LETTER TO SHAREHOLDERS


Dear Shareholder,

This past year has been one of growth for the Fund in both assets and shareholders. As of the end of our second year, September 30, 1995, net assets totaled $7,616,334 and our shareholder base increased 52.5% to 639 with registrations in twenty-four states.

As we closed the door on calendar 1994 we left a period in which the Federal Reserve Board raised interest rates an unprecedented 175 basis points. This had created an unfavorable market environment for small-cap stocks as investors abandoned the potentially greater returns of this sector for the less volatile large-cap arena. We, however, entered our second year focused upon our investment strategy which identifies the long-term value in small-cap issues undergoing corporate change, which are underfollowed and underowned by the financial community.

Another important development this year has been the impact of the high-technology sector on the market averages. Semiconductor stocks, along with computer hardware and software developers, demonstrated unusual strength during the first nine months of 1995. The double-digit performance of many of these stocks helped to send many averages to new market highs. The Fund, however, did not reap the benefits from this sector's spectacular performance as such issues are typically absent from our portfolio holdings. We find this significant as our returns still kept pace with the market despite our lack of ownership of high-tech stocks. This commitment to our style resulted in the Fund's gain of 22.03% for the year versus a gain of 29.74% for the S&P 500 Index.

The Fund's marketing efforts continue to gain momentum with our thirty-nine, primarily regional, broker-dealer firms and early penetration in the investment counselor and 401(k) market.

Looking forward, we expect the Federal Reserve to continue its accommodative stance which was accelerated in July by their 25 basis point reduction in short-term interest rates. This coupled with the current atmosphere of modest economic growth and low levels of inflation should lead to a positive stock market environment and the continued reporting of positive corporate profits.

We will continue to be fully invested, primarily in a diversified list of companies undergoing substantial change, such as companies involved in spin-offs and recapitalizations, companies trading near or below actual or perceived book-value, and companies emerging from a financial restructuring or bankruptcy. We expect that American industry's continued downsizing and emphasis on efficiency will provide ample, attractive investment opportunities, thereby serving shareholders well over the long-term.

Thank you for your continuing support and interest in the Fund.

Sincerely yours,

/s/ John L. Keeley, Jr.
-----------------------
John L. Keeley, Jr.
President
September, 1995

                                Index Comparison

           Quarterly Comparison of a Hypothetical $10,000 Investment
                          in the KSCVF* and S&P 500**


                                     KSCVF      S&P 500
                       --------------------------------
                       10/1/1993   10000.00    10000.00
                       DEC 1993     9981.32    10231.85
                       MAR 1994     9617.89     9843.85
                       JUN 1994     9235.83     9885.28
                       SEP 1994     9799.03    10368.6
                       DEC 1994     9111.48    10366.89
                       MAR 1995    10066.62    11376.27
                       JUN 1995    10849.59    12462.28
                       SEP 1995    11957.46    13452.66
                       --------------------------------

                            Average total returns***
                      for periods ended September 30, 1995

                                    12 MOS   2 YEARS
                                     ENDED    ENDED
                                    9/30/95  9/30/95
                                    -------  -------
        KSCVF                       +22.03%  +11.89%
        KSCVF (includes max 4 1/2%
         front-end load)            +16.57%   +9.35%
        S&P 500                     +29.74%  +15.99%

*  Performance graph includes deduuction of the 4 1/2% front end load.
** S&P 500 return is calculated with reinvested dividends and assumes no transaction costs.
***PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost.

                       KEELEY SMALL CAP VALUE FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1995

ASSETS:
Investments at value (cost $6,221,220)               $7,605,381
Cash                                                     14,964
Receivable for investments sold                          45,586
Receivable for shares issued                             45,349
Dividends and interest receivable                         4,474
Due from Adviser                                          9,870
Organization costs, net of accumulated amortization      13,441
                                                     ----------
Total Assets                                          7,739,065
                                                     ----------
LIABILITIES:
Payable to Adviser                                       12,073
Payables for investments purchased                       84,375
Payables for shares redeemed                              1,053
Other accrued expenses                                   25,230
                                                     ----------
Total Liabilities                                       122,731
                                                     ----------
NET ASSETS                                           $7,616,334
                                                     ==========
NET ASSETS CONSIST OF:
Capital stock                                        $6,275,279
Accumulated net realized loss on investments            (43,106)
Unrealized net appreciation on investments            1,384,161
                                                     ----------
Total Net Assets                                     $7,616,334
                                                     ==========
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                           10,000,000
Issued and outstanding                                  608,163
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE           $12.52
                                                     ==========
OFFERING PRICE PER SHARE                                 $13.11
                                                     ==========

                     See notes to the financial statements.
                       KEELEY SMALL CAP VALUE FUND, INC.
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1995

INVESTMENT INCOME:
Dividend income                                       $   49,580
Interest income                                            7,486
                                                      ----------
                                                          57,066
                                                      ----------
EXPENSES:
Investment advisory fees                                  54,624
Administration fees                                       35,000
Transfer agent fees and expenses                          29,226
Professional fees                                         23,899
Fund accounting fees                                      22,748
12b-1 fees                                                13,656
Federal and state registration fees                       12,945
Custody fees                                              11,242
Amortization of organization costs                         4,478
Directors' fees                                            3,000
Reports to shareholders                                    2,807
Other                                                      1,856
                                                      ----------
Total expenses before reimbursement                      215,481
Less: Reimbursement and waiver of expenses               (78,921)
                                                      ----------
Net expenses                                             136,560
                                                      ----------
NET INVESTMENT LOSS                                      (79,494)
                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments                         101,874
Increase in unrealized appreciation on investments     1,225,751
                                                      ----------
Net gain on investments                                1,327,625
                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $1,248,131
                                                      ==========

                       See notes to financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1995

  NUMBER
 OF SHARES                                                 VALUE
 ---------                                               ----------
           COMMON STOCK                           90.10%
           BUILDING MATERIALS                      1.15%
   10,000  Nortek, Inc.*                                 $   87,500
                                                         ----------
           CHEMICALS                               1.48%
    6,000  Albemarle Corp.                                  112,500
                                                         ----------
           COMMUNICATIONS AND
            MEDIA                                 10.97%
    8,500  Ackerley Communications, Inc.                    129,625
    3,500  Airtouch Communications, Inc.*                   107,187
    4,600  Associated Group, Inc. Class A*                   95,450
    3,250  Citicasters, Inc.*                               108,469
    5,500  Cox Communications, Inc. Class A*                111,375
    2,800  GC Companies, Inc.*                               89,950
    3,000  Lin Television Corp.*                             93,000
    6,000  Telemundo Group, Inc. Class A*                   100,500
                                                         ----------
                                                            835,556
                                                         ----------
           CONSUMER SERVICE                        2.79%
    6,500  Kinder Care Learning Centers, Inc.*               87,750
    2,000  Pittway Corp. Class A                            124,500
                                                         ----------
                                                            212,250
                                                         ----------
           CONTAINERS                              1.00%
    4,000  Alltrista Corp.*                                  76,000
                                                         ----------
           DISTRIBUTORS - CONSUMER PRODUCTS        1.15%
    9,500  Primesource Corp.                                 87,875
                                                         ----------
           ELECTRICAL EQUIPMENT                    1.12%
    5,000  AMETEK, Inc.                                      85,625
                                                         ----------
           ELECTRONICS                             2.82%
    6,000  Harris Computer Systems Corp.*                   101,250
    2,400  Western Atlas, Inc.*                             113,700
                                                         ----------
                                                            214,950
                                                         ----------
           ENERGY - RAW MATERIALS                  1.53%
    6,500  INDRESCO, Inc.*                                  116,188
                                                         ----------
           ENGINEERING AND CONSTRUCTION            1.82%
   15,000  Emcor Group, Inc.*                               138,750
                                                         ----------
           ENTERTAINMENT AND LEISURE               1.21%
   11,000  Aztar Corp.*                                      92,125
                                                         ----------

 NUMBER
OF SHARES                                               VALUE
---------                                             ----------
           ENVIRONMENTAL CONTROL                1.45%
   7,000   Culligan Water Technologies, Inc.*            110,250
                                                      ----------
           FINANCE COMPANY                      1.52%
   5,000   Lehman Brothers Holdings, Inc.                115,625
                                                      ----------
           FINANCIAL SERVICES                   5.94%
   9,000   AmeriCredit Corp.*                            133,875
   7,500   Duff & Phelps Credit Rating Corp.             118,125
   4,000   Signet Banking Corp.                          105,000
   2,600   White River Corp.*                             95,550
                                                      ----------
                                                         452,550
                                                      ----------
           FOOD, BEVERAGE AND TOBACCO           5.81%
   8,000   Consolidated Products, Inc.*                  120,000
   6,000   Interstate Bakeries Corp.                     126,750
   6,500   Tasty Baking Co.                               92,625
   5,000   Whitman Corp.                                 103,125
                                                      ----------
                                                         442,500
                                                      ----------
           FURNITURE/HOME APPLIANCES            1.71%
  16,500   Interco, Inc.*                                129,937
                                                      ----------
           HOUSEHOLD PRODUCTS                   1.30%
   3,000   Aptargroup, Inc.                               99,375
                                                      ----------
           HOUSING                              3.88%
   7,500   Kaufman & Broad Home Corp.                     94,687
  15,500   MDC Holdings, Inc.                            118,188
   6,500   Walter Industries, Inc.*                       82,875
                                                      ----------
                                                         295,750
                                                      ----------
           INSURANCE                            1.46%
   2,500   Finova Group, Inc.                            111,250
                                                      ----------
           LODGING                              4.61%
  11,000   Host Marriott Corp.*                          136,125
   3,000   Marriott International, Inc.                  112,125
  10,000   Prime Hospitality Corp.*                      102,500
                                                      ----------
                                                         350,750
                                                      ----------
           MACHINERY                            4.46%
   7,000   Gardner Denver Machinery, Inc.*               119,000
  11,500   IMO Industries, Inc.*                         106,375
   8,000   Strattec Security Corp.*                      114,000
                                                      ----------
                                                         339,375
                                                      ----------

                       KEELEY SMALL CAP VALUE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1995

  NUMBER
 OF SHARES                                                     VALUE
 ---------                                                   ----------
           MECHANICS AND SOFTWARE                      1.06%
   14,000  Triad Systems Corp.*                                  80,500
                                                             ----------
           MISCELLANEOUS                               2.58%
   10,500  Rexel, Inc.*                                         106,312
    4,700  Whittaker Corp.*                                      90,475
                                                             ----------
                                                                196,787
                                                             ----------
           OIL AND GAS - EQUIPMENT & SERVICES          2.95%
    5,000  Cooper Cameron Corp.*                                129,375
   10,000  Lone Star Technologies, Inc.*                         95,000
                                                             ----------
                                                                224,375
                                                             ----------
           PAPER PRODUCTS                              0.88%
    3,000  Crown Vantage, Inc.*                                  66,750
                                                             ----------
           PHARMACEUTICALS AND HEALTHCARE PRODUCTS     1.71%
    2,900  McKesson Corp.                                       130,500
                                                             ----------
           PRINTING AND PUBLISHING                     3.23%
    3,000  Media General, Inc. - Class A                        107,250
    3,500  Meredith Corp.                                       139,125
                                                             ----------
                                                                246,375
                                                             ----------
           RAILROAD                                    5.76%
    2,500  Illinois Central Corp. - Series A                     97,813
    3,000  Kansas City Southern Industries, Inc.                136,500
   11,700  Katy Industries, Inc.                                111,150
   11,500  Providence and Worcester Railroad Co.                 93,437
                                                             ----------
                                                                438,900
                                                             ----------
           RETAIL                                      8.81%
   30,000  Ames Department Stores, Inc.*                         78,750
   12,500  Best Products Co.*                                   106,250
    7,000  Grand Union Co.*                                      91,000
    2,400  Harcourt General, Inc.                               100,500
   14,000  Phar-Mor, Inc.*                                      112,000
    8,000  Shopko Stores, Inc.                                   99,000
    6,000  Zale Corp.*                                           83,250
                                                             ----------
                                                                670,750
                                                             ----------

  NUMBER
 OF SHARES                                                     VALUE
 ---------                                                   ----------
           SOFTWARE                                    1.25%
     6,000 Wang Laboratories, Inc.*                              95,250
                                                             ----------
           TEXTILE AND APPAREL                         1.36%
    12,000 Griffon Corp.*                                       103,500
                                                             ----------
           TRUCKING                                    1.33%
     4,000 Ryder System, Inc.                                   101,500
                                                             ----------
           TOTAL COMMON STOCKS                                6,861,868
                                                             ----------
           (cost $5,512,028)
           WARRANTS                                    4.50%
     9,000 BJ Services Co.*                                      49,500
     7,000 Federated Department Stores - Series C*               63,875
     6,000 Fleet Financial Group, Inc.*                          47,250
     7,500 Lone Star Industries, Inc.*                           62,812
     7,500 U.S. Home Corp. - Class B*                            66,563
     7,000 Viacom Inc. - Class B*                                52,938
                                                             ----------
           TOTAL WARRANTS                                       342,938
                                                             ----------
           (cost $308,617)
 PAR VALUE                                                     VALUE
 ---------                                                   ----------
           DEMAND NOTES                                5.26%
 $  35,000 General Mills, Inc.                                   35,000
    52,900 Pitney Bowes Credit Corp.                             52,900
   176,675 Sara Lee Corp.                                       176,675
    95,000 Southwestern Bell Telephone Co.                       95,000
    41,000 Warner-Lambert Co.                                    41,000
                                                             ----------
           TOTAL DEMAND NOTES                                   400,575
                                                             ----------
           (cost $400,575)
           TOTAL INVESTMENTS                          99.86%
           (cost $6,221,220)                                  7,605,381
           Cash and Other Assets,
           Less Liabilities                            0.14%     10,953
                                                             ----------
           NET ASSETS                                100.00% $7,616,334
                                                             ==========
           *Non-income producing

                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED SEPTEMBER 30, 1995 AND 1994

                                                         1995        1994
                                                      ----------  ----------
OPERATIONS:
Net investment loss                                     ($79,494)   ($27,357)
Net realized gain (loss) on investments                  101,874    (144,980)
Increase in unrealized appreciation on investments     1,225,751     158,410
                                                      ----------  ----------
Net increase (decrease) in net assets resulting from
 operations                                            1,248,131     (13,927)
                                                      ----------  ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from 187,949 and 450,261 shares issued,
 respectively                                          2,054,266   4,630,280
Cost of 18,472 and 21,575 shares redeemed,
 respectively                                           (188,727)   (213,689)
                                                      ----------  ----------
Net increase from capital share transactions           1,865,539   4,416,591
                                                      ----------  ----------
TOTAL INCREASE IN NET ASSETS                           3,113,670   4,402,664
NET ASSETS:
Beginning of year                                      4,502,664     100,000
                                                      ----------  ----------
End of year                                           $7,616,334  $4,502,664
                                                      ==========  ==========


                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                              FINANCIAL HIGHLIGHTS

                                          YEAR ENDED           YEAR ENDED
                                      SEPTEMBER 30, 1995 SEPTEMBER 30, 1994 (1)
                                      ------------------ ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $    10.26           $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                            (0.13)               (0.06)
Net realized and unrealized gains on
 investments                                    2.39                 0.32
                                          ----------           ----------
TOTAL FROM INVESTMENT OPERATIONS                2.26                 0.26
                                          ----------           ----------
NET ASSET VALUE, END OF PERIOD            $    12.52           $    10.26
                                          ==========           ==========
TOTAL RETURN (2)                               22.03%                2.60%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period                 $7,616,334           $4,502,664
Ratio of net expenses to average net
 assets (3)                                     2.50%                2.49%
Ratio of net investment loss to
 average net
 assets (3)                                    (1.46)%              (0.96)%
Portfolio turnover rate                        70.59%               63.20%

(1) The Fund commenced operations on October 1, 1993.
(2) The total return calculation does not reflect the 4.50% sales load imposed on the purchase of shares.
(3) Without fees waived, the ratio of net expenses and net investment loss to average net assets would have been 3.94% and (2.90)% for the year ended September 30, 1995 and 5.98% and (4.45)% for the year ended September 30, 1994.



                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1995

1.ORGANIZATION

    The KEELEY Small Cap Value Fund, Inc. (the "Fund") was incorporated on May 17, 1993 as a Maryland Corporation and is registered as a diversified open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund commenced operations on October 1, 1993. The Fund initially issued and sold 10,000 shares of its capital stock to a shareholder of Keeley Asset Management Corp. (the "Adviser") and Keeley Investment Corp. (the "Distributor").

2.SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices when there is no last sale price available. Debt securities which are purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates current value. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Board of Directors.

  b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years.

  c) Distributions to Shareholders - Dividends from net investment income will be declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. Accordingly, at September 30, 1995, reclassifications were recorded from accumulated net investment losses to reduce capital stock by $79,494.

  d) Other - Investment transactions are recorded on the trade date plus one. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

                       KEELEY SMALL CAP VALUE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1995

3.INVESTMENT ADVISORY AGREEMENT

    The Fund has an agreement with the Adviser, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average net assets. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the lowest limitations imposed by state securities administrators, the Adviser will reimburse the Fund for the amount of such excess. Accordingly, for the year ended September 30, 1995, the Adviser reimbursed the Fund $78,921. As of September 30, 1995, John Keeley, Jr., President of the Adviser, controlled either directly or indirectly 33.9% of the Fund's outstanding shares.

4.DISTRIBUTION PLAN

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to reimburse the Distributor for certain promotional and other sales related costs and to permit the Fund to employ other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year. The Fund paid to the Distributor and each dealer a monthly fee at the rate of 0.25% per annum of the aggregate daily net asset value of the Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. For the period from October 1, 1994 to September 30, 1995, the Fund paid $10,667 of distribution fees to the Distributor.

5.INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period from October 1, 1994 to September 30, 1995, were $5,223,474 and $3,779,143, respectively. For the period from October 1, 1994 to September 30, 1995, the Fund paid $20,414 of brokerage commissions on trades of securities to the Distributor.

    At September 30, 1995, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $6,241,932, were as follows:

           Appreciation               $1,497,102
           (Depreciation)               (133,653)
                                      ----------
           Net appreciation on
            investments               $1,363,449
                                      ==========

    At September 30, 1995, the Fund had an accumulated net realized capital loss carryforward of $22,394, expiring September 30, 2002. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryforward.

                       KEELEY SMALL CAP VALUE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1995

6.OFFERING PRICE PER SHARE

    The public offering price is the net asset value plus a sales charge which varies in accordance with the amount of the purchase as follows:

                                 SALES CHARGE
                              AS A PERCENTAGE OF
                 AMOUNT         OFFERING PRICE
                 ------       ------------------
           Less than $50,000        4.50%
           $50,000 but less
            than $100,000           4.00%
           $100,000 but less
            than $250,000           3.00%
           $250,000 but less
            than $500,000           2.50%
           $500,000 and over        2.00%

    The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 1994 to September 30, 1995, the Fund was advised that the Distributor received $26,899 of sales charges.

    Reduced sales charges are available through a right of accumulation and certain sales of Fund shares are made at net asset value per share, as specified in the Fund's Prospectus.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of KEELEY Small Cap Value Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of KEELEY Small Cap Value Fund, Inc., including the schedule of investments, as of September 30, 1995, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the KEELEY Small Cap Value Fund, Inc., as of September 30, 1995, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.
----------------------------
Milwaukee, Wisconsin
October 19, 1995

                               Investment Adviser
                         KEELEY ASSET MANAGEMENT CORP.
                               Chicago, Illinois

                                  Distributor
                            KEELEY INVESTMENT CORP.
                               Chicago, Illinois

                     Custodian, Transfer Agent and Dividend
                                Disbursing Agent
                             FIRSTAR TRUST COMPANY
                              Milwaukee, Wisconsin
                                  800-338-1579

                                    Auditors
                            COOPERS & LYBRAND L.L.P.
                              Milwaukee, Wisconsin

Performance information is historical and is no guarantee of future results. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than the investor's original cost. This material may only be used when preceded or accompanied by the Fund's prospectus.

       401 South LaSalle Street . Suite 1201 . Chicago . Illinois . 60605
                (312) 786-5050 . (800) 553-5344 . (312) 786-5003

                       KEELEY SMALL CAP VALUE FUND, INC.




                                 ANNUAL REPORT

                              SEPTEMBER 30, 1995